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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 12, 2000, included in the registration statement of W-H Energy Services, Inc. on Form S-1/A (No. 333-43411), and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP


Houston, Texas
February 21, 2001